UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 7, 2023
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, The Vita Coco Company, Inc. (the “Company”) announced that the board of directors of the Company (the “Board”) approved the appointment of Corey Baker as the Company’s Chief Financial Officer. Mr. Baker joins the Company as Executive Vice President of Finance, and he will succeed to the position of Chief Financial Officer and assume the designation of Principal Financial Officer immediately following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the Securities and Exchange Commission (“SEC”). Mr. Baker will succeed Rowena Ricalde, who has served as the Company’s Interim Chief Financial Officer since September 2022. Ms. Ricalde will be appointed Chief Accounting Officer and continue as the Principal Accounting Officer.

Prior to his appointment, Mr. Baker served as Senior Vice President, Global Finance at PepsiCo, Inc. (“PepsiCo”) since December 2022, Chief Financial Officer for International & Global Commercial and Corporate Planning since January 2022, Vice President & Chief Financial Officer, PepsiCo Global Groups from January 2019 to January 2022, Vice President & Chief Financial Officer, PepsiCo Beverages Canada from June 2016 to January 2019, and multiple other leadership positions in finance at PepsiCo since 2006. For the past four years, he has led global finance teams across a variety of global finance roles. He and his team provided financial and strategic leadership across PepsiCo’s global teams, including commercial capabilities such as Net Revenue Management, Sustainability, R&D, Global Venturing, Strategy & Transformation and E-commerce. Prior to his global roles, he held a variety of roles in the North American Organization, including working in the US & Canada with its juice brands and acting as CFO, PepsiCo Beverages Canada.

The terms and conditions of Mr. Baker’s appointment will be governed by an employment agreement, dated as of March 7, 2023, between the Company and Mr. Baker (the “Employment Agreement”). The term of the Employment Agreement commences on March 7, 2023 (the “Commencement Date”). The Employment Agreement provides for a base salary of $365,000, subject to annual positive adjustment as recommended by the Chief Executive Officer and subject to the Board’s review and approval (the “Base Salary”), and a potential annual bonus, subject to Mr. Baker’s achievement of certain performance goals determined by the Chief Executive Officer and the Board, with a target of 60% of Mr. Baker’s applicable Base Salary (“Target Annual Bonus”). Mr. Baker will receive a one-time signing bonus of $100,000 payable on the earlier of: (i) January 2024, provided that Mr. Baker remains employed or (ii) if Mr. Baker’s employment is terminated by the Company without Cause (as defined in the Employment Agreement), on the next regular payroll date following the date of termination of employment.

Under the Employment Agreement, Mr. Baker is eligible to receive a one-time new-hire equity grant consisting of restricted stock units (“RSUs”) valued at $750,000 and options valued at $250,000 pursuant to and in accordance with the terms of the Company’s 2021 Incentive Award Plan (the “New Hire Equity Grant”). The New Hire Equity Grant is awarded in two equal installments with the first awarded following the second earnings release issued by the Company after the Commencement Date and the other half awarded following the third earnings release issued by the Company after the Commencement Date, provided that Mr. Baker is employed at the time of each award. Subject to Mr. Baker’s continued employment, the RSUs under the New Hire Equity Grant will vest over four years on each anniversary of the 2023 Annual Equity Grant Date (as defined in the Employment Agreement) as follows: 40% after one year; 30% after two years; 20% after three years; and 10% after four years.

Subject to the approval of the Company’s Compensation Committee of the Board (the “Compensation Committee”) and continued strong performance, Mr. Baker will be eligible to receive annual equity grants under the Company’s 2021 Incentive Award Plan with a targeted value of 125% of his Base Salary, consisting of 75% RSUs and 25% options (the “Annual Equity Grants”). The Annual Equity Grants will vest 25% per year over the four years following the grant. The Compensation Committee has approved an Annual Equity Grant for 2023 for Mr. Baker to be awarded on March 10, 2023 valued at $400,000 with vesting of such grant to be 25% per year over the four years following the grant.

Under the Employment Agreement, Mr. Baker is eligible to participate in all other benefits generally available to the Company’s management team. In the event that Mr. Baker’s employment is terminated by the Company other than for “Cause” (as defined in the Employment Agreement), Mr. Baker will be entitled to severance in an amount equal to one year of his Base Salary and Target Annual Bonus as of the Termination Date (as defined in the Employment Agreement).

The above descriptions of the Employment Agreement contained herein are qualified in their entirety by the full text of the Employment Agreement.

There are no arrangements or understandings between Mr. Baker and any other persons pursuant to which he was appointed as Chief Financial Officer of the Company. There are no family relationships between Mr. Baker and any of the Company’s directors or other executive officers, and Mr. Baker is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On March 7, 2023, the Company issued a press release announcing the appointment of Mr. Baker. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

The information under Item 7.01 of this Report, including Exhibit 99.1, attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 7, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: March 7, 2023	By:	/s/ Martin Roper
Name: Martin Roper
Title: Chief Executive Officer